TOGETHER AGAIN LIMITED

                  (INCORPORATED IN THE BRITISH VIRGIN ISLANDS)

                         PRO FORMA FINANCIAL STATEMENTS



Pursuant to a Share Exchange Agreement dated November 17, 2004, the Company agreed to transfer all of its issued and outstanding shares in exchange for 109,623,006 shares (representing an 85% controlling interest after the acquisition) in Interactive Marketing Technology, Inc. ("IAMK"), a U.S. public company that trades on the Over-The-Counter Bulletin Board. MPL will become a wholly-owned subsidiary of IAMK upon completion of the Share Exchange Agreement. After the acquisition is concluded, the Company plans to change its corporate name to "China Artists Agency, Inc." and to change the fiscal year end of the reporting company to December 31.

To effect the reverse acquisition and comply with the terms of the Share Exchange Agreement, IAMK will effect a reverse split of its issued and outstanding common stock on a 1.69 to 1 basis and increase the authorized number of shares of its common stock, $0.001 par value per share, from 60,000,000 to 200,000,000.

The accounting for this transaction is identical to that resulting from a reverse-acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of Metrolink Pacific Limited will be the historical financial statements of the Company.

The following pro forma balance sheet gives effect to the transaction as if it occurred at that date and the adjustments reflect only those items directly attributable to the transaction and are factually supportable. The pro forma income statement gives effect to the transaction as is if it occurred at the beginning of the earliest period presented (January 1, 2003) and the adjustments reflect items that are directly attributable to the transaction, have a continuing impact and are factually supportable.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


                                                      MPL             IAMK
                                                  SEPTEMBER 30,    NOVEMBER 30,      PRO FORMA           ADJUSTED
                                                      2004             2004         ADJUSTMENTS         PRO FORMA
                                                 ---------------------------------------------------------------------
ASSETS
------
Current Assets
   Cash and cash equivalents                     $          806    $          -                          $      806
   Trade and other receivables                              202               -                                 202
   Deposits and prepayments                               2,384                                               2,384
   Amounts due from shareholders                             11               -                                  11
                                                 --------------    ------------      -----------         ----------
   Total current assets                                   3,403               -                               3,403

Total Assets                                     $        3,403    $          -                          $    3,403
                                                 ==============    ============      ===========         ===----===


LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
Current Liabilities
   Trade payables and other accruals             $        2,236    $        590                          $    2,826
   Due to related parties                                     -             151                                 151
   Income taxes payable                                                       -
                                                 --------------    ------------      -----------         ----------
   Total current liabilities                              2,236             741                               2,977

Stockholders' Equity
    Common stock                                             48              14              (48)  4            129
                                                                                             109   2
                                                                                              (5)  1
                                                                                              11   3

    Additional paid-in capital                              493           2,351           (3,106)  4           (329)
                                                                                            (109)  2
                                                                                              48   4
                                                                                               5   1
                                                                                             (11)  3

    Retainted earnings                                      626          (3,106)           3,106   4            626
                                                 --------------    ------------      -----------         ----------
    Total stockholders' equity                            1,167            (741)                                426
                                                 --------------    ------------      -----------         ----------

Total liabilities and stockholders' equity       $        3,403    $          -                          $    3,403
                                                 ==============    ============      ===========         ==========

Pro forma adjustments:
(1) Reflects additional share issuance of 1,425,000 shares post 8/31/04 and reverse split shares at 1.69 to 1. (2) Reflects issuance of 109,623,006 common shares by IAMK pursuant to Share Exchange Agreement. (3) Reflects additional issuance of 6,809,524 common shares to Orient Financial Services Limited and 3,507,936 common shares to Emerging Growth Partners, Inc. for capital restructuring services pursuant to Share Exchange Agreement. (4) Reflects post merger capitalization and pro forma equity section of MPL, including the retirement of IAMK's accumulated deficit.

                 PRO FORMA UNAUDITED CONDENSED INCOME STATEMENT
                             CURRENT INTERIM PERIOD

                                    MPL IAMK

                                         NINE MONTHS ENDED    NINE MONTHS       PRO FORMA          ADJUSTED
                                         SEPTEMBER 30, 2004  ENDED NOVEMBER    ADJUSTMENTS         PRO FORMA
                                                                30, 2004
                                         ------------------ -------------------------------------------------
Revenues, net                            $           4,039  $           -                -     $        4,039

General and administrative expenses                    830              -                -                830
                                         ------------------ -------------                     ---------------

Operating profit before income taxes                 3,209              -                -              3,209

Provision for income taxes                               -              -                -                  -
                                         ------------------ -------------                     ---------------

Profit from operations                   $           3,209  $           -                -     $        3,209
                                         ================== =============                     ===============

Dividends paid                           $           3,205  $           -                -     $        3,205
                                         ================== =============                     ===============



                 PRO FORMA UNAUDITED CONDENSED INCOME STATEMENT
                             MOST RECENT FISCAL YEAR

                                    MPL IAMK


                                            YEAR ENDED        YEAR ENDED        PRO FORMA         ADJUSTED
                                           DECEMBER 31,    FEBRUARY 29, 2004   ADJUSTMENTS       PRO FORMA
                                               2003
                                         ---------------- -----------------  ---------------   ---------------

Revenues, net                            $       5,436                   -                     $       5,436
General and administrative expenses             (1,184)                  -                            (1,184)
                                         ---------------- -----------------  ---------------   ---------------
Operating profit before income taxes             4,252                   -                             4,252
Provision for income taxes                          41                   -                                41
                                         ---------------- -----------------  ---------------   ---------------
Profit from operations                   $       4,211                   -                     $       4,211
                                         ================ =================  ===============   ===============

Basic profit per share                   $       87.72                   -                     $        0.04
                                         ================ =================  ===============   ===============